LARGE CAP EQUITY FUND


Supplement dated March 10, 1997 to the Prospectus dated February 28, 1997

In the section of the Prospectus entitled "Investment Approach," the following sentence is inserted in lieu of the first sentence:

Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of established companies with market capitalizations in excess of $1 billion.